SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20509

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        September 24, 1998
                          Date of Report
                (Date of Earliest Event Reported)

               INTERNATIONAL HERITAGE, INCORPORATED
      (Exact Name of Registrant as Specified in its Charter)

       Nevada                  002-97690-D             87-0421191
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)

                          Carolina Place
                 2626 Glenwood Avenue, Suite 200
                  Raleigh, North Carolina 27608
             (Address of Principal Executive Offices)

                          (919)571-4646
                  Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

None; not applicable.

Item 3.   Bankruptcy or Receivership.

None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

None; not applicable.

Item 5.   Other Events.

On September 24, 1998, the Company filed an action in the General Court of Justice, Superior Court Division, Wake County, North Carolina, versus Douglas
L. Sims, David L. Tillman, Mark Ledger, Kim Ledger, Jon Slade Lewis, Cindy Lewis, Tim Angus, Lana Angus, Jeff Yates, Alice Yates, Adam Ragland and Unique Opportunities, Inc., case number 98 CVS 11169. The Company alleges inter alia: breach of contract, breach of fiduciary duty, tortious interference with contract, and as a result of the immediate and irreparable harm that will be created by the ongoing and continuous breach of the Defendants' contracts and tortious interference with the contractual relationship between the Company and its current Independent Retail Sales Representatives ("IRSRs"), Plaintiff's have requested a temporary restraining order and preliminary and permanent injunction be entered by the Court.

The facts of the case giving rise to the causes of action asserted by the Company against the Defendants are as follows. The Company (or "IHI") is engaged in the direct sale of nutritional and skin care products, telecommunications products, fine gold and precious stone jewelry, collectibles and pro-line golf products and accessories in the United States and Canada. IHI uses a network distribution system to market these products of recognized value through catalog sales using a network of IRSRs. IRSRs are independent contractors who sell products from IHI at retail to the public or purchase them for personal consumption. IHI develops unique, proprietary materials for selling their products and training their IRSRs to sell their products. In addition to purchasing products from IHI, IRSRs also have the option to sell products to retail customers who have no direct affiliation with IHI. IRSRs also have the option to build a retail sales organization of other IRSRs, from whom the individual IRSR may have a right to earn override commissions based upon the sales of product by their retail sales organization. Like most network marketing companies, the primary asset of IHI is its relationship and contractual agreements with its IRSRs.

There is no contractual relationship between an IRSR and the IRSRs that he or she may recruit to become part of his or her retail sales organization, rather the contractual relationship between each IRSR is directly with IHI. That contract provides in relevant part that: the IRSR will not disclose or exploit any proprietary or confidential information of IHI; the IRSR will not solicit IRSRs from IHI for a period of six months after their departure from IHI; the IRSR will not participate in any other direct sales program while engaged as an IRSR of IHI or so long as he or she derives compensation from any IHI Representative Business and that the Company is entitled to enforce its contract with an IRSR by an action for specific performance, injunction and an action for monetary damages.

The Defendants, other than Unique Opportunities ("Individual Defendants"), were all IRSRs of IHI. They all earned significant income from IHI from 1995 to 1998. Due to their success with IHI, the Individual Defendants were provided with public recognition as sales leaders and as such were provided access to certain confidential information of IHI. At some point in 1998, the Individual Defendants decided to become sales representatives for Unique Opportunities and directly or indirectly used, disclosed or exploited the proprietary or confidential information of IHI, not limited to using this information to solicit IRSRs of IHI to join Unique Opportunities, in violation of their contract with IHI and with the consent of Unique Opportunities. Upon information and belief, and through the encouragement and assistance of the Individual Defendants and Unique Opportunities, IRSRs of IHI have terminated their contractual relationships with IHI and have initiated contractual relationships with Unique with the understanding that the Defendants would financially benefit from this new association with Unique.

Plaintiff alleges that by using, disclosing or exploiting the proprietary and confidential information provided by IHI to the Individual Defendants and other IRSRs and by soliciting, inducing or otherwise attempting to persuade other IHI IRSRs to sell, resell, or promote the products of and business opportunities of Unique, and by soliciting, inducing or otherwise attempting to persuade other IRSRs to cease being an IHI representative, the Individual Defendants have breached their contract with IHI, have breached their fiduciary duty to IHI, have intentionally and wrongfully interfered with the contracts between IHI and numerous IRSRs, have caused forseeable damage to IHI in the form of lost business and therefore have given rise to claims for damages to include punitive damages. Further, the wrongful actions of the Defendants will cause irreparable and immediate harm and therefore a temporary restraining order and preliminary and permanent injunction is necessary to prevent the Defendants from continuing to engage in the activities which give rise to the action.

Plaintiffs pray the Court to recover: judgment in excess of $500,000, punitive damages in excess of $10,000, a temporary restraining order and preliminary and permanent injunction be entered against the Defendants preventing the Defendants from tortiously interfering with the contract between IHI and its IRSRs and preventing the Individual Defendants from continuing to breach their contracts with IHI, costs, attorney fees and other relief the Court deems just and proper.

On October 1, 1998, the Court entered a Temporary Restraining Order pursuant to the provision of N.C.G.S. Section 1A-1, Rule 65, restraining and enjoining the Defendants from tortiously interfering with the contractual relationship between IHI and its current IRSRs; restraining and enjoining the Individual Defendants from directly or indirectly using, disclosing, or exploiting any proprietary or confidential information provided by IHI to them or to any other IRSR in any form or otherwise violating the terms of the agreements between IHI and the Individual Defendants; restraining and enjoining the Defendants from distributing any false or misleading information regarding IHI or acting in concert with any person who is distributing false and misleading information regarding IHI. The Temporary Restraining Order is in full force and effect until dissolved or until brought on for hearing on a motion for preliminary injunction which is set to be heard October 12, 1998.

Item 6.   Resignations of Registrant's Directors.

None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

None; not applicable.

Item 8.   Change in Fiscal Year.

None; not applicable.

                            SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERNATIONAL HERITAGE, INCORPORATED

Date:          10/05/98.           By: /s/ Stanley H. Van Etten
                              ______________________________________

                                   President, CEO and Chairman of the Board